EXHIBIT 99.2

Supplemental Investor Package Second Quarter 2014 Investor Contact: Jennifer DiBerardino Senior Vice President, Investor Relations and Treasurer Tel: 973-948-1364 jennifer.diberardino@selective.com

Selective Insurance Group, Inc. & Consolidated Subsidiaries
Selected Balance Sheet Data
(unaudited)

	June 30,				June 30,				December 31,
($ in thousands, except per share data)	2014				2013				2013
	Balance Sheet		Market Value	Unrecognized/ Unrealized Gain	Balance Sheet		Market Value	Unrecognized/ Unrealized Gain	Balance Sheet		Market Value	Unrecognized/ Unrealized Gain
Invested Assets:
Corporate bonds 1	$2,625,026		2,629,567	63,986	$2,365,465		2,372,903	38,028	$2,595,256		2,601,556	27,812
Government and Municipal bonds	1,630,112		1,646,135	56,322	1,533,853		1,554,533	48,520	1,513,159		1,530,961	38,106
Total fixed income securities	4,255,138		4,275,702	120,308	3,899,318		3,927,436	86,548	4,108,415		4,132,517	65,918
Equities	211,348		211,348	45,134	172,064		172,064	29,630	192,771		192,771	37,420
Short-term investments	166,488		166,488	-	186,499		186,499	-	174,251		174,251	-
Other investments	106,125		106,125	-	109,077		109,077	-	107,875		107,875	-
Total invested assets	$4,739,099		4,759,663	165,442	$4,366,958		4,395,076	116,178	$4,583,312		4,607,414	103,338

Invested assets per $ of stockholders' equity	3.83				3.97				3.97

Total assets	6,490,585				6,112,627				6,270,170

Liabilities:
Reserve for loss and loss expenses	3,451,306				3,270,114				3,349,770
Unearned premium reserve	1,100,864				1,048,011				1,059,155

Total liabilities	5,252,510				5,013,582				5,116,242

Stockholders' equity	1,238,075				1,099,045				1,153,928

Total debt to capitalization ratio	24.1%				26.3%				25.4%

Book value per share	21.96				19.72				20.63

Book value per share excluding unrealized gain or loss on bond portfolio	20.81				19.04				20.15

NPW per insurance segment employee	927				886				908

Statutory premiums to surplus ratio	1.4	x			1.5	x			1.4	x

Statutory surplus	1,292,961				1,170,612				1,256,431

1 Includes mortgage-backed and asset-backed securities.

Selective Insurance Group, Inc. & Consolidated Subsidiaries
Selected Income Statement Data
(unaudited)

		Quarter Ended June 30,				Six Months Ended June 30,
($ in thousands, except per share amounts)		2014		2013		2014		2013
			Per diluted share		Per diluted share		Per diluted share		Per diluted share
Consolidated
Revenue		$506,849		$468,945		$1,015,920		$928,894
Operating income		26,390	0.46	23,773	0.42	39,673	0.70	43,897	0.78
Net realized gains, after tax		2,951	0.05	3,349	0.06	7,642	0.13	5,530	0.10
Income from continuing operations		29,341	0.51	27,122	0.48	47,315	0.83	49,427	0.88
Loss on discontinued operations, after tax		-	-	-	-	-	-	(997)	(0.02)
Net income		29,341	0.51	27,122	0.48	47,315	0.83	48,430	0.86
Operating return on equity		8.7%		8.5%		6.6%		8.0%

Total Insurance Operations
Gross premiums written		578,151		555,568		1,143,892		1,092,866
Net premiums written		479,823		462,177		956,573		912,301
Net premiums earned		463,625		426,252		920,120		847,192
Underwriting gain	- before tax	10,084		4,483		5,069		16,644
	- after tax	6,555	0.11	2,914	0.05	3,295	0.06	10,819	0.19
GAAP combined ratio		97.8%		98.9%		99.4%		98.0%

Total Standard lines
Net premiums earned		429,051		396,205		853,310		787,086
GAAP combined ratio		97.6%		98.3%		99.5%		97.6%
Standard Commercial lines
Net premiums earned		354,507		322,657		703,948		640,502
GAAP combined ratio		95.6%		97.0%		98.3%		97.5%
Standard Personal lines
Net premiums earned		74,544		73,548		149,362		146,584
GAAP combined ratio		107.5%		104.0%		105.3%		98.0%
Excess and Surplus lines
Net premiums earned		34,574		30,047		66,810		60,106
GAAP combined ratio		100.1%		107.6%		98.6%		103.7%

Investments
Net investment income	- before tax	36,774		34,003		72,308		66,873
	- after tax	27,421	0.48	25,700	0.45	53,907	0.94	50,539	0.89
Effective tax rate		25.4%		24.4%		25.4%		24.4%
Annualized after-tax yield on investment portfolio						2.3%		2.3%
Annualized after-tax, after-interest expense yield						2.0%		2.0%
Invested assets per $ of stockholders' equity						3.83		3.97

Other expenses (net of other income)
Interest expense	- before tax	(5,425)		(5,570)		(10,986)		(11,401)
	- after tax	(3,526)	(0.06)	(3,621)	(0.06)	(7,141)	(0.12)	(7,411)	(0.13)

Other Expense - after tax		$(4,060)	(0.07)	$(1,220)	(0.02)	$(10,388)	(0.18)	$(10,050)	(0.17)

Diluted weighted avg shares outstanding		57,260		56,616		57,215		56,530

Selective Insurance Group, Inc. & Consolidated Subsidiaries
GAAP Insurance Operations Results
(Unaudited)

Second Quarter
($ in thousands)	Quarter Ended June 30, 2014					Quarter Ended June 30, 2013

	Standard Commercial Lines	Standard Personal Lines	Total Standard Lines	Excess & Surplus Lines	Grand Total	Standard Commercial Lines	Standard Personal Lines	Total Standard Lines	Excess & Surplus Lines	Grand Total
Net Premiums Written	363,860	78,181	442,041	37,782	479,823	350,651	78,860	429,511	32,666	462,177
Net Premiums Earned	354,507	74,544	429,051	34,574	463,625	322,657	73,548	396,205	30,047	426,252
Loss and Loss Expense Incurred	216,532	58,863	275,395	22,400	297,795	201,316	57,204	258,520	21,074	279,594
Net Underwriting Expenses Incurred	120,723	21,263	141,986	12,211	154,197	110,617	19,319	129,936	11,258	141,194
Dividends to Policyholders	1,549	-	1,549	-	1,549	981	-	981	-	981
GAAP Underwriting Gain (Loss)	15,703	(5,582)	10,121	(37)	10,084	9,743	(2,975)	6,768	(2,285)	4,483

GAAP Ratios
Loss and Loss Expense Ratio	61.1%	79.0%	64.2%	64.8%	64.2%	62.4%	77.8%	65.2%	70.1%	65.6%
Underwriting Expense Ratio	34.1%	28.5%	33.0%	35.3%	33.3%	34.3%	26.2%	32.9%	37.5%	33.1%
Dividends to Policyholders Ratio	0.4%	0.0%	0.4%	0.0%	0.3%	0.3%	0.0%	0.2%	0.0%	0.2%
Combined Ratio	95.6%	107.5%	97.6%	100.1%	97.8%	97.0%	104.0%	98.3%	107.6%	98.9%

Year to Date
($ in thousands)	Year to Date June 30, 2014					Year to Date June 30, 2013

	Standard Commercial Lines	Standard Personal Lines	Total Standard Lines	Excess & Surplus Lines	Grand Total	Standard Commercial Lines	Standard Personal Lines	Total Standard Lines	Excess & Surplus Lines	Grand Total
Net Premiums Written	743,210	145,519	888,729	67,844	956,573	703,840	147,415	851,255	61,046	912,301
Net Premiums Earned	703,948	149,362	853,310	66,810	920,120	640,502	146,584	787,086	60,106	847,192
Loss and Loss Expense Incurred	459,171	116,890	576,061	42,280	618,341	404,455	104,796	509,251	40,192	549,443
Net Underwriting Expenses Incurred	229,917	40,414	270,331	23,592	293,923	218,135	38,790	256,925	22,113	279,038
Dividends to Policyholders	2,787	-	2,787	-	2,787	2,067	-	2,067	-	2,067
GAAP Underwriting Gain (Loss)	12,073	(7,942)	4,131	938	5,069	15,845	2,998	18,843	(2,199)	16,644

GAAP Ratios
Loss and Loss Expense Ratio	65.2%	78.3%	67.5%	63.3%	67.2%	63.1%	71.5%	64.7%	66.9%	64.9%
Underwriting Expense Ratio	32.7%	27.0%	31.7%	35.3%	31.9%	34.1%	26.5%	32.6%	36.8%	32.9%
Dividends to Policyholders Ratio	0.4%	0.0%	0.3%	0.0%	0.3%	0.3%	0.0%	0.3%	0.0%	0.2%
Combined Ratio	98.3%	105.3%	99.5%	98.6%	99.4%	97.5%	98.0%	97.6%	103.7%	98.0%

Selective Insurance Group, Inc. and Consolidated Subsidiaries
GAAP Investment Income
June 2014 (unaudited)

	Quarter Ended		%	Year to Date		%
($ in thousands, except per share data)	June 2014	June 2013	Increase (Decrease)	June 2014	June 2013	Increase (Decrease)
Investment Income:
Interest:
Fixed Income Securities	$33,781	30,298	11	$64,809	60,387	7
Short-term	14	29	(52)	33	81	(59)
Other Investments:
Alternative Investments	3,553	3,869	(8)	8,771	8,109	8
Other	-	-	-	-	(638)	100
Dividends	1,736	1,874	(7)	3,185	3,081	3
	39,084	36,070	8	76,798	71,020	8

Investment Expense	2,310	2,067	12	4,490	4,147	8

Net Investment Income Before Tax	36,774	34,003	8	72,308	66,873	8

Tax	9,353	8,303	13	18,401	16,334	13

Net Investment Income After Tax	$27,421	25,700	7	$53,907	50,539	7

Net Investment Income per Share	$0.48	0.45	7	$0.94	0.89	6

Effective Tax Rate	25.4%	24.4%		25.4%	24.4%

Average Yields :

Fixed Income Securities:
Pre Tax				3.10%	3.12%
After Tax				2.31%	2.36%

Portfolio:
Pre Tax				3.10%	3.08%
After Tax				2.31%	2.32%

	Quarter Ended			Year to date
	June	June		June	June
Net Realized Gains (Losses)	2014	2013		2014	2013
Fixed Income Securities	749	911		784	1,562
Equity Securities	3,790	4,367		10,973	9,654
Other Investments	-	(124)		-	(2,707)

Total	4,539	5,154		11,757	8,509
Net of Tax	2,951	3,349		7,642	5,530

As of June 30, 2014 year-to-date new money rates for fixed income securities were 2.6% on a pre-tax basis and 2.1% on an after tax-basis.

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
2014 Statutory Results by Line of Business
Quarter Ended June 2014 (unaudited)

	Net		Net				Underwriting	Dividends to	Combined	Combined
	Premiums	Percent	Premiums	Percent	Loss	LAE	Expense	Policyholders	Ratio	Ratio	Underwriting
($ in thousands)	Written	Change	Earned	Change	Ratio	Ratio	Ratio	Ratio	2014	2013	Gain/(Loss)
Standard Personal Lines:

Homeowners	$36,936	5.3%	$33,575	5.9%	83.9%	8.6%	32.0%	0.0%	124.5%	108.0%	$(9,301)
Auto	39,152	(2.6)%	38,021	(1.3)%	61.0%	8.2%	31.0%	0.0%	100.2%	112.7%	(426)
Other (including flood)	2,093	(41.9)%	2,948	(11.2)%	57.1%	13.3%	(153.0)%	0.0%	(82.6)%	(59.1)%	4,224
Total	$78,181	(0.9)%	$74,544	1.4%	71.1%	7.9%	27.1%	0.0%	106.1%	102.9%	$(5,503)

Standard Commercial Lines:

Commerical property	$62,630	5.8%	$61,226	11.4%	59.2%	4.9%	37.5%	0.1%	101.7%	80.9%	$(1,537)
Workers compensation	65,210	(4.9)%	68,993	6.4%	64.8%	15.7%	29.8%	2.0%	112.1%	118.3%	(7,255)
General liability	118,176	7.2%	111,591	11.9%	30.3%	16.6%	33.7%	0.1%	80.7%	94.9%	19,316
Auto	87,412	3.7%	83,472	8.8%	53.8%	7.6%	32.0%	0.1%	93.5%	95.3%	4,193
Business owners policies	21,964	10.1%	21,279	14.2%	70.4%	10.2%	37.2%	0.0%	117.7%	76.0%	(4,027)
Bonds	5,313	(1.8)%	4,734	(0.9)%	16.5%	3.6%	64.0%	0.0%	84.1%	79.4%	382
Other	3,154	4.1%	3,213	7.3%	(1.1)%	0.3%	51.8%	0.0%	51.0%	49.0%	1,606
Total	$363,860	3.8%	$354,507	9.9%	49.5%	11.6%	34.0%	0.4%	95.5%	95.6%	$12,677

Total Standard Operations	$442,041	2.9%	$429,051	8.3%	53.3%	10.9%	32.7%	0.4%	97.3%	97.0%	$7,174

E&S	$37,782	15.7%	$34,574	15.1%	51.0%	14.0%	34.9%	0.0%	99.9%	106.8%	$-

Total Insurance Operations	$479,823	3.8%	$463,625	8.8%	53.1%	11.1%	33.0%	0.3%	97.5%	97.7%	$6,101

Note: Some amounts may not foot due to rounding.

		2014	2013
	Losses Paid	$221,989	$207,023
	LAE Paid	44,075	43,620
	Total Paid	$266,064	$250,643

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
2014 Statutory Results by Line of Business
Year-to-date June 2014 (unaudited)

	Net		Net				Underwriting	Dividends to	Combined	Combined
	Premiums	Percent	Premiums	Percent	Loss	LAE	Expense	Policyholders	Ratio	Ratio	Underwriting
($ in thousands)	Written	Change	Earned	Change	Ratio	Ratio	Ratio	Ratio	2014	2013	Gain/(Loss)
Standard Personal Lines:

Homeowners	$65,636	4.3%	$66,874	6.4%	81.9%	8.3%	32.8%	0.0%	123.0%	97.8%	$(14,969)
Auto	75,969	(2.4)%	76,248	(0.9)%	60.4%	9.6%	30.6%	0.0%	100.6%	109.2%	(365)
Other (including flood)	3,914	(41.0)%	6,238	(8.6)%	53.8%	8.8%	(150.4)%	0.0%	(87.8)%	(39.6)%	8,487
Total	$145,519	(1.3)%	$149,362	1.9%	69.8%	8.5%	27.0%	0.0%	105.3%	97.6%	$(6,847)

Standard Commercial Lines:

Commerical property	$126,726	8.4%	$121,412	12.1%	75.4%	5.0%	35.9%	0.1%	116.4%	83.7%	$(21,757)
Workers compensation	141,181	(2.0)%	138,405	5.7%	64.7%	15.6%	26.7%	1.8%	108.8%	118.6%	(12,941)
General liability	237,680	8.2%	220,409	11.6%	31.6%	16.6%	32.4%	0.1%	80.7%	95.4%	37,029
Auto	176,535	6.3%	165,688	9.7%	55.9%	7.6%	30.6%	0.1%	94.2%	96.6%	6,346
Business owners policies	44,088	9.4%	42,148	13.4%	76.9%	10.3%	36.5%	0.0%	123.7%	76.5%	(10,693)
Bonds	10,180	(1.8)%	9,490	(0.5)%	16.4%	6.1%	58.4%	0.0%	80.8%	78.7%	1,421
Other	6,819	5.5%	6,396	6.9%	(0.8)%	0.2%	47.0%	0.0%	46.5%	43.5%	3,223
Total	$743,210	5.6%	$703,948	9.9%	53.6%	11.6%	32.2%	0.4%	97.8%	96.6%	$2,628

Total Standard Operations	$888,729	4.4%	$853,310	8.4%	56.4%	11.1%	31.4%	0.3%	99.2%	96.9%	$(4,220)

E&S	$67,844	11.1%	$66,810	11.2%	49.0%	14.4%	35.4%	0.0%	98.8%	102.6%	$406

Total Insurance Operations	$956,573	4.9%	$920,120	8.6%	55.9%	11.3%	31.7%	0.3%	99.2%	97.3%	$(3,813)

Note: Some amounts may not foot due to rounding.

		2014	2013
	Losses Paid	$435,286	$394,308
	LAE Paid	88,839	88,609
	Total Paid	$524,125	$482,917

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
2014 Net Catastrophe Losses and Prior Year Casualty Reserve Development
Statutory Results by Line of Business
(unaudited)

	Quarter Ended				Six Months Ended
Net Catastrophe Losses Incurred	June 30, 2014		June 30, 2013		June 30, 2014		June 30, 2013
($ in thousands)	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio

Standard Personal Lines	$12,733	17.1%	$7,868	10.7%	$21,013	14.1%	$8,403	5.7%

Standard Commercial Lines	$12,781	3.6%	$9,195	2.8%	$38,687	5.5%	$9,933	1.6%

Total Standard Operations	$25,514	5.9%	$17,063	4.3%	$59,700	7.0%	$18,336	2.3%

E&S	$1,688	4.9%	$2,557	8.5%	$1,874	2.8%	$2,860	4.8%

Total Insurance Operations	$27,202	5.9%	$19,620	4.6%	$61,574	6.7%	$21,196	2.5%

Prior Year Casualty Reserve Development	Quarter Ended				Six Months Ended
(Favorable) / Unfavorable	June 30, 2014		June 30, 2013		June 30, 2014		June 30, 2013
($ in thousands)	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio

Standard Personal Lines	$(2,000)	(2.7)%	$1,000	1.4%	$(4,000)	(2.7)%	$(1,500)	(1.0)%

Standard Commercial Lines	$(15,500)	(4.4)%	$(5,000)	(1.5)%	$(27,500)	(3.9)%	$(4,500)	(0.7)%

Total Standard Operations	$(17,500)	(4.1)%	$(4,000)	(0.9)%	$(31,500)	(3.7)%	$(6,000)	(0.7)%

E&S	$-	0.0%	$2,000	6.7%	$-	0.0%	$2,500	4.2%

Total Insurance Operations	$(17,500)	(3.8)%	$(2,000)	(0.4)%	$(31,500)	(3.4)%	$(3,500)	(0.4)%

Note: Some amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries Consolidated Balance Sheets
($ in thousands)	(Unaudited) June 30, 2014	December 31, 2013
ASSETS
Investments:
Fixed income securities, held-to-maturity – at carrying value (fair value: $385,502 – 2014; $416,981 – 2013)	$364,938	392,879
Fixed income securities, available-for-sale – at fair value (amortized cost: $3,792,036 – 2014; $3,675,977 – 2013)	3,890,200	3,715,536
Equity securities, available-for-sale – at fair value (cost: $166,214 – 2014; $155,350 – 2013)	211,348	192,771
Short-term investments (at cost which approximates fair value)	166,488	174,251
Other investments	106,125	107,875
Total investments	4,739,099	4,583,312
Cash	1,547	193
Interest and dividends due or accrued	37,747	37,382
Premiums receivable, net of allowance for uncollectible accounts of: $3,733 – 2014; $4,442 – 2013	589,617	524,870
Reinsurance recoverable, net	558,758	550,897
Prepaid reinsurance premiums	148,256	143,000
Current federal income tax	—	512
Deferred federal income tax	97,401	122,613
Property and equipment – at cost, net of accumulated depreciation and amortization of: $184,748 – 2014; $179,192 – 2013	53,836	50,834
Deferred policy acquisition costs	182,087	172,981
Goodwill	7,849	7,849
Other assets	74,388	75,727
Total assets	$6,490,585	6,270,170

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Reserve for loss and loss expenses	$3,451,306	3,349,770
Unearned premiums	1,100,864	1,059,155
Notes payable	392,290	392,414
Current federal income tax	10,150	—
Accrued salaries and benefits	84,870	111,427
Other liabilities	213,030	203,476
Total liabilities	$5,252,510	5,116,242

Stockholders’ Equity:
Preferred stock of $0 par value per share:
Authorized shares 5,000,000; no shares issued or outstanding	$—	—
Common stock of $2 par value per share:
Authorized shares: 360,000,000
Issued: 99,697,374 – 2014; 99,120,235 – 2013	199,395	198,240
Additional paid-in capital	298,352	288,182
Retained earnings	1,234,462	1,202,015
Accumulated other comprehensive income	68,012	24,851
Treasury stock – at cost (shares: 43,323,441– 2014; 43,198,622 – 2013)	(562,146)	(559,360)
Total stockholders’ equity	1,238,075	1,153,928
Commitments and contingencies
Total liabilities and stockholders’ equity	$6,490,585	6,270,170

Selective Insurance Group, Inc. & Consolidated Subsidiaries
Unaudited Consolidated Statements of Income

	Quarter Ended June 30,		Six Months Ended June 30,
($ in thousands, except per share amounts)	2014	2013	2014	2013
Revenues:
Net premiums earned	$463,625	426,252	920,120	847,192
Net investment income earned	36,774	34,003	72,308	66,873
Net realized gains:
Net realized investment gains	4,958	5,709	13,139	11,013
Other-than-temporary impairments	(419)	(508)	(1,382)	(2,427)
Other-than-temporary impairments on fixed income securities recognized in other comprehensive income	—	(47)	—	(77)
Total net realized gains	4,539	5,154	11,757	8,509
Other income	1,911	3,536	11,735	6,320
Total revenues	506,849	468,945	1,015,920	928,894

Expenses:
Loss and loss expenses incurred	297,795	279,594	618,341	549,443
Policy acquisition costs	155,173	143,728	304,439	283,256
Interest expense	5,425	5,570	10,986	11,401
Other expenses	8,935	3,852	17,549	19,725
Total expenses	467,328	432,744	951,315	863,825

Income from continuing operations, before federal income tax	39,521	36,201	64,605	65,069

Federal income tax expense:
Current	8,781	6,221	15,319	13,674
Deferred	1,399	2,858	1,971	1,968
Total federal income tax expense	10,180	9,079	17,290	15,642

Net income from continuing operations	29,341	27,122	47,315	49,427

Loss on disposal of discontinued operations, net of tax of $(538) - 2013
	—	—	—	(997)

Net income	$29,341	27,122	47,315	48,430

Earnings per share:
Basic net income from continuing operations	$0.52	0.49	0.84	0.89
Basic net loss from discontinued operations	—	—	—	(0.02)
Basic net income	$0.52	0.49	0.84	0.87

Diluted net income from continuing operations	$0.51	0.48	0.83	0.88
Diluted net loss from discontinued operations	—	—	—	(0.02)
Diluted net income	$0.51	0.48	0.83	0.86

Dividends to stockholders	$0.13	0.13	0.26	0.26

Selective Insurance Group, Inc. & Consolidated Subsidiaries Unaudited Consolidated Statements of Comprehensive Income	Quarter Ended June 30,		Six Months Ended June 30,

($ in thousands)	2014	2013	2014	2013
Net income	$29,341	27,122	47,315	48,430

Other comprehensive income (loss), net of tax:
Unrealized gains (losses) on investment securities:
Unrealized holding gains (losses) arising during period	29,329	(59,353)	50,755	(56,959)
Non-credit portion of other-than-temporary impairments recognized in other comprehensive income	—	31	—	50
Amount reclassified into net income:
Held-to-maturity securities	(144)	(399)	(440)	(865)
Non-credit other-than-temporary impairments	305	3	305	8
Realized gains on available for sale securities	(3,255)	(3,438)	(7,954)	(7,322)
Total unrealized gains (losses) on investment securities	26,235	(63,156)	42,666	(65,088)

Defined benefit pension and post-retirement plans:
Net actuarial gain	—	—	—	28,600
Amounts reclassified into net income:
Net actuarial loss	248	513	495	1,709
Prior service cost	—	—	—	6
Curtailment expense	—	—	—	11
Total defined benefit pension and post-retirement plans	248	513	495	30,326
Other comprehensive income (loss)	26,483	(62,643)	43,161	(34,762)
Comprehensive income (loss)	$55,824	(35,521)	90,476	13,668

Selective Insurance Group, Inc. & Consolidated Subsidiaries Unaudited Consolidated Statements of Stockholders’ Equity	Six Months Ended June 30,

($ in thousands)	2014	2013
Common stock:
Beginning of year	$198,240	196,388
Dividend reinvestment plan (shares: 29,949 – 2014; 33,514 – 2013)	60	67
Stock purchase and compensation plans (shares: 547,190 – 2014; 682,661 – 2013)	1,095	1,366
End of period	199,395	197,821

Additional paid-in capital:
Beginning of year	288,182	270,654
Dividend reinvestment plan	642	703
Stock purchase and compensation plans	9,528	10,657
End of period	298,352	282,014

Retained earnings:
Beginning of year	1,202,015	1,125,154
Net income	47,315	48,430
Dividends to stockholders ($0.26 per share – 2014 and 2013)	(14,868)	(14,723)
End of period	1,234,462	1,158,861

Accumulated other comprehensive income:
Beginning of year	24,851	54,040
Other comprehensive income (loss)	43,161	(34,762)
End of period	68,012	19,278

Treasury stock:
Beginning of year	(559,360)	(555,644)
Acquisition of treasury stock (shares: 124,819 – 2014; 151,113 – 2013)	(2,786)	(3,285)
End of period	(562,146)	(558,929)
Total stockholders’ equity	$1,238,075	1,099,045

Selective Insurance Group, Inc. & Consolidated Subsidiaries Unaudited Consolidated Statements of Cash Flow	Six Months Ended June 30,

($ in thousands)	2014	2013
Operating Activities:
Net Income	$47,315	48,430

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	18,912	23,103
Sale of renewal rights	(8,000)	—
Loss on disposal of discontinued operations	—	997
Stock-based compensation expense	6,102	6,189
Undistributed (gains) losses of equity method investments	(138)	419
Net realized gains	(11,757)	(8,509)
Retirement income plan curtailment expense	—	16

Changes in assets and liabilities:
Increase in reserve for loss and loss expenses, net of reinsurance recoverables	93,675	69,790
Increase in unearned premiums, net of prepaid reinsurance and advance premiums	36,997	65,225
Decrease in net federal income taxes	12,634	3,171
Increase in premiums receivable	(64,747)	(84,135)
Increase in deferred policy acquisition costs	(9,106)	(9,555)
Decrease in interest and dividends due or accrued	(361)	(1,066)
Decrease in accrued salaries and benefits	(26,557)	(6,173)
Decrease in accrued insurance expenses	(16,872)	(5,478)
Other-net	(5,425)	(4,526)
Net adjustments	25,357	49,468
Net cash provided by operating activities	72,672	97,898

Investing Activities:
Purchase of fixed income securities, available-for-sale	(339,362)	(530,402)
Purchase of equity securities, available-for-sale	(111,886)	(42,546)
Purchase of other investments	(6,039)	(4,393)
Purchase of short-term investments	(764,692)	(1,116,873)
Sale of subsidiary	—	1,225
Sale of fixed income securities, available-for-sale	19,557	6,851
Sale of short-term investments	772,455	1,144,853
Redemption and maturities of fixed income securities, held-to-maturity	28,595	48,186
Redemption and maturities of fixed income securities, available-for-sale	222,568	286,905
Sale of equity securities, available-for-sale	111,996	42,206
Distributions from other investments	7,726	6,077
Purchase of property and equipment	(6,628)	(6,761)
Sale of renewal rights	8,000	—
Net cash used in investing activities	(57,710)	(164,672)

Financing Activities:
Dividends to stockholders	(13,914)	(13,668)
Acquisition of treasury stock	(2,786)	(3,285)
Net proceeds from stock purchase and compensation plans	3,091	3,769
Proceeds from issuance of notes payable, net of debt issuance costs	—	178,435
Repayment of notes payable	—	(100,000)
Excess tax benefits from share-based payment arrangements	955	1,467
Repayment of capital lease obligations	(954)	—
Net cash (used in) provided by financing activities	(13,608)	66,718
Net increase (decrease) in cash	1,354	(56)
Cash, beginning of year	193	210
Cash, end of period	$1,547	154

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
Statutory Balance Sheets
(unaudited)

($ in thousands)	June 30, 2014	June 30, 2013	December 31, 2013

ASSETS
Bonds	$4,094,993	3,794,994	4,010,464
Common stocks	211,348	172,064	192,771
Affiliated mortgage loan	36,346	37,086	36,721
Other investments	172,089	175,080	173,856
Short-term investments	137,181	147,071	158,827
Total investments	4,651,957	4,326,295	4,572,639

Cash on hand and in banks	(18,072)	(34,417)	(31,186)
Interest and dividends due and accrued	37,642	36,361	37,267
Premiums receivable	586,586	567,218	522,907
Reinsurance recoverable on paid losses and expenses	9,995	8,087	10,059
Deferred tax recoverable	149,770	157,856	154,320
EDP equipment	667	1,017	913
Equities and deposits in pools and associations	9,595	6,800	9,555
Receivable for sold securities	7	18,730	7
Other assets	26,544	24,017	30,671
Total assets	$5,454,691	5,111,964	5,307,152

LIABILITIES
Reserve for losses	$2,420,474	2,282,379	2,341,476
Reinsurance payable on paid loss and loss expense	2,853	2,247	2,557
Reserve for loss expenses	471,202	438,734	455,983
Unearned premiums	952,608	907,178	916,155
Reserve for commissions payable	54,191	47,100	63,482
Ceded balances payable	34,379	31,243	33,721
Federal income tax payable	10,953	21,415	27,749
Premium and other taxes payable	20,289	24,330	27,870
Borrowed money	58,042	58,042	58,044
Reserve for dividends to policyholders	2,443	2,334	2,070
Reserves for unauthorized reinsurance	2,735	7,498	2,735
Payable for securities	30,125	9,596	-
Funds withheld on account of others	7,560	8,080	6,623
Accrued salaries and benefits	46,806	44,601	65,053
Other liabilities	47,070	56,575	47,203
Total liabilities	4,161,730	3,941,352	4,050,721

POLICYHOLDERS' SURPLUS
Capital	42,725	42,725	42,725
Paid in surplus	492,869	492,869	492,869
Unassigned surplus	757,367	635,018	720,837
Total policyholders' surplus	1,292,961	1,170,612	1,256,431
Total liabilities and policyholders' surplus	$5,454,691	5,111,964	5,307,152

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
Statutory Statements Of Income
(unaudited)

	Quarter Ended June				Six Months Ended June
($ in thousands)	2014		2013		2014		2013
UNDERWRITING
Net premiums written	$479,823		462,177		956,573		912,301

Net premiums earned	463,625		426,252		920,120		847,192

Net losses paid	221,989		207,023		435,286		394,308
Change in reserve for losses	24,057		24,363		78,998		55,521
Net losses incurred	246,046	53.1%	231,386	54.3%	514,284	55.9%	449,829	53.1%

Net loss expenses paid	44,075		43,620		88,839		88,609
Change in reserve for loss expenses	7,675		4,689		15,219		11,173
Net loss expenses incurred	51,750	11.1%	48,309	11.3%	104,058	11.3%	99,782	11.8%

Net underwriting expenses incurred	159,413	33.2%	150,140	32.6%	313,203	32.8%	298,480	32.8%

Total deductions	457,209		429,835		931,545		848,091
Statutory underwriting gain / (loss)	6,416		(3,583)		(11,425)		(899)

Net loss from premium balances charged off	(895)		(616)		(1,769)		(1,350)
Finance charges and other income	2,129		3,746		12,168		6,678
Total other income	1,234	-0.2%	3,130	-0.7%	10,399	-1.1%	5,328	-0.6%
Policyholders' dividends incurred	(1,549)	0.3%	(981)	0.2%	(2,787)	0.3%	(2,067)	0.2%
Total underwriting gain / (loss)	6,101	97.5%	(1,434)	97.7%	(3,813)	99.2%	2,362	97.3%

INVESTMENT
Net investment income earned	36,652		34,012		72,147		67,342
Net realized gain	4,537		5,150		11,752		6,362
Total income before income tax	47,290		37,728		80,086		76,066

Federal income tax expense	7,108		16,752		12,953		32,687

Net income	$40,182		20,976		67,133		43,379

Policyholders' Surplus
Surplus, beginning of period	$1,263,795		1,151,959		1,256,431		1,050,107

Net income	40,182		20,976		67,133		43,379
Change in deferred taxes	(5,403)		7,815		(6,685)		8,069
Change in unrealized gains	6,451		(884)		5,139		8,552
Dividends to stockholders	(14,378)		(6,662)		(28,754)		(18,782)
Paid in surplus	-		-		-		57,125
Change in non-admitted assets	2,033		(3,290)		(867)		13,429
Change in Overfunded Contra Asset	(1,546)		(1,184)		(3,093)		(9,907)
Qual Pen Transitional Liability	1,815		1,846		3,631		(33,879)
Excess Plan Transitional Liability	7		17		15		(578)
PRL Plan Transitional Liability	5		19		11		(1,199)
Change in minimum pension liability	-		-		-		54,755
Surplus adjustments	-		-		-		(459)

Net change in surplus for period	29,166		18,653		36,530		120,505

Surplus, end of period	$1,292,961		1,170,612		1,292,961		1,170,612

Statutory underwriting gain / (loss)	$6,101		(1,434)		(3,813)		2,362

Adjustments under GAAP:
Deferred policy acquisition costs	4,409		6,593		9,105		9,555
Pension costs	(98)		(101)		(195)		5,824
Other, net	(328)		(575)		(28)		(1,097)
GAAP underwriting gain	$10,084		4,483		5,069		16,644

Note: Some amounts or ratios may not foot due to rounding

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Alternative Investments
as of June 30, 2014
(unaudited)

Fund	Inception Year	Original Commitment	Remaining Commitment	Current Market Value	YTD Income	DPI(1) Ratio	TVPI(2) Ratio
Real Estate
Silverpeak RE II	2005	20,000,000	2,185,689	8,195,022	1,091,960	0.67	1.06
Silverpeak RE III	2008	15,000,000	7,945,108	2,843,778	57,659	0.04	0.44
Total - Real Estate		35,000,000	10,130,797	11,038,800	1,149,619	0.51	0.90

Mezzanine Financing
Neovara Euro Mezz	2004	9,000,000	-	579,578	-	0.98	1.02
GS Mezz V	2007	25,000,000	10,223,976	7,612,396	414,269	0.88	1.29
New Canaan V	2012	7,000,000	2,169,158	4,232,020	212,689	0.20	1.07
Centerfield Capital	2012	3,000,000	2,077,118	818,831	34,680	0.08	0.97
Total - Mezz. Financing		44,000,000	14,470,253	13,242,825	661,638	0.81	1.16

Distressed Debt
Varde VIII	2006	10,000,000	-	3,042,718	247,442	1.02	1.32
Distressed Managers III	2007	15,000,000	2,971,463	6,904,059	529,466	0.70	1.22
Total - Distressed Debt		25,000,000	2,971,463	9,946,777	776,908	0.84	1.26

Private Equity
Prospector	1997	5,000,000	-	413,381	2,973	2.79	2.88
Trilantic Capital Partners III	2004	10,000,000	1,455,947	2,586,420	352,522	1.63	1.90
NB Co-Invest	2006	15,000,000	1,509,555	7,319,772	964,307	0.92	1.42
Trilantic Capital Partners IV	2007	11,098,351	1,339,289	9,875,400	1,195,341	0.89	1.79
Trilantic Capital Partners V	2012	7,000,000	5,612,282	1,193,300	42,513	-	0.86
Total - Private Equity		48,098,351	9,917,073	21,388,273	2,557,655	1.27	1.79

Private Equity, Secondary Market
NB SOF	2005	12,000,000	899,494	3,568,214	189,191	1.02	1.34
Vintage IV	2007	20,000,000	4,118,809	12,373,512	381,639	0.70	1.33
NB SOF II	2008	12,000,000	2,211,904	7,633,707	655,447	0.85	1.48
Total - Pvt. Eq. Sec. Mkt.		44,000,000	7,230,207	23,575,433	1,226,277	0.82	1.38

Energy/Power Generation
ArcLight I	2002	15,000,000	-	93,896	(36,918)	1.80	1.81
ArcLight II	2003	15,000,000	2,295,492	500,980	(507,577)	1.38	1.41
ArcLight III	2006	15,000,000	2,037,794	6,214,676	461,324	1.00	1.39
Quintana Energy	2006	10,000,000	362,821	8,306,003	1,038,465	0.55	1.40
ArcLight IV	2007	10,000,000	2,287,578	2,686,610	847,626	1.09	1.35
Total - Energy/Power Generation		65,000,000	6,983,685	17,802,165	1,802,920	1.24	1.49

Venture Capital
Venture V	2001	9,600,000	350,000	7,089,121	596,206	0.60	1.36
Total - Venture Capital		9,600,000	350,000	7,089,121	596,206	0.60	1.36

TOTAL - ALTERNATIVE INVESTMENTS		$270,698,351	52,053,477	104,083,394	8,771,224	0.97	1.38
(1) Distributed to paid in ratio
(2) Total value to paid in ratio
Exhibit may not foot due to rounding

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Credit Quality of Available-for-Sale Fixed Income Securities
June 30, 2014
(unaudited)

($ in millions)	Fair Value	Unrealized Gain (Loss)	Average Credit Quality
AFS Fixed Income Portfolio:
U.S. government obligations	$158.8	9.3	AA+
Foreign government obligations	28.0	1.0	AA-
State and municipal obligations	1,107.1	27.0	AA+
Corporate securities	1,782.6	52.4	A-
Asset-backed securities (“ABS”)	132.2	0.7	AAA
Mortgage-backed securities (“MBS”)	681.5	7.8	AA+
Total AFS fixed income portfolio	$3,890.2	98.2	AA-
State and Municipal Obligations:
General obligations	$528.0	12.4	AA+
Special revenue obligations	579.1	14.6	AA
Total state and municipal obligations	$1,107.1	27.0	AA+
Corporate Securities:
Financial	$550.7	16.1	A
Industrials	140.6	5.3	A-
Utilities	156.4	3.8	BBB+
Consumer discretionary	204.9	7.0	A-
Consumer staples	171.5	4.8	A
Healthcare	167.8	5.4	A
Materials	109.3	3.5	BBB+
Energy	108.1	2.8	A-
Information technology	116.0	1.8	A+
Telecommunications services	50.4	1.5	BBB+
Other	6.9	0.4	AA+
Total corporate securities	$1,782.6	52.4	A-
ABS:
ABS	$131.8	0.7	AAA
Sub-prime ABS1	0.4	—	D
Total ABS	$132.2	0.7	AAA
MBS:
Government guaranteed agency commercial MBS (“CMBS”)	$23.7	0.6	AA+
Other agency CMBS	10.8	(0.1)	AA+
Non-agency CMBS	138.0	1.6	AA+
Government guaranteed agency residential MBS (“RMBS”)	41.8	1.2	AA+
Other agency RMBS	422.9	3.6	AA+
Non-agency RMBS	40.1	0.8	A-
Alternative-A (“Alt-A”) RMBS	4.2	0.1	A
Total MBS	$681.5	7.8	AA+

1Subprime ABS consists of one security whose issuer is currently expected by rating agencies to default on its obligations.  We define sub-prime exposure as exposure to direct and indirect investments in non-agency residential mortgages with average FICO® scores below 650.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Credit Quality of Held-to-Maturity Fixed Income Securities
June 30, 2014
(unaudited)

($ in millions)	Fair Value	Carry Value	Unrecognized Holding Gain	Unrealized Gain (Loss) in Accumulated Other Comprehensive Income	Total Unrealized/ Unrecognized Gain	Average Credit Quality
HTM Fixed Income Portfolio:
Foreign government obligations	$5.5	5.4	0.1	0.1	0.2	AA+
State and municipal obligations	346.7	330.8	15.9	2.9	18.8	AA
Corporate securities	24.5	21.5	3.0	(0.3)	2.7	A+
ABS	3.3	2.7	0.6	(0.6)	—	AAA
MBS	5.5	4.5	1.0	(0.5)	0.5	AAA
Total HTM fixed income portfolio	$385.5	364.9	20.6	1.6	22.2	AA

State and Municipal Obligations:
General obligations	$110.6	105.9	4.7	1.5	6.2	AA
Special revenue obligations	236.1	224.9	11.2	1.4	12.6	AA
Total state and municipal obligations	$346.7	330.8	15.9	2.9	18.8	AA

Corporate Securities:
Financial	$2.3	1.9	0.4	(0.1)	0.3	A-
Industrials	7.0	5.9	1.1	(0.1)	1.0	A+
Utilities	13.7	12.2	1.5	(0.1)	1.4	A+
Consumer discretionary	1.5	1.5	—	—	—	AA
Total corporate securities	$24.5	21.5	3.0	(0.3)	2.7	A+

ABS:
ABS	$0.8	0.8	—	—	—	AA
Alt-A ABS	2.5	1.9	0.6	(0.6)	—	AAA
Total ABS	$3.3	2.7	0.6	(0.6)	—	AAA

MBS:
Non-agency CMBS	$5.5	4.5	1.0	(0.5)	0.5	AAA
Total MBS	$5.5	4.5	1.0	(0.5)	0.5	AAA